LEGG MASON ETF INVESTMENT TRUST

SUPPLEMENT DATED MARCH 22, 2022 TO THE

PROSPECTUS OF EACH FUND LISTED

IN SCHEDULE A

For each fund listed in Schedule A, the following replaces the third bullet of the section titled “Calculation of net asset value” in the fund’s Prospectus:

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or sell the fund’s shares.

SCHEDULE A

Fund	Date of Prospectus
LEGG MASON ETF INVESTMENT TRUST

ClearBridge All Cap Growth ESG ETF	January 28, 2022

Legg Mason Low Volatility High Dividend ETF	March 1, 2022

Legg Mason International Low Volatility High Dividend ETF	March 1, 2022

Legg Mason Small-Cap Quality Value ETF	November 29, 2021

Western Asset Short Duration Income ETF	November 29, 2021

Please retain this supplement for future reference

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